UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2013

RJD Green, Inc.

(Exact name of registrant as specified in its charter)
Commission File Number 333-170312

Nevada	27-1065441
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4 Robert Speck Parkway, Suite 1500, Mississauga, Ontario, Canada	L4Z 1S1
(Address of Principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):  (647) 244-7378

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

On March 18, 2013 and March 21, 2013, Zahoor Ahmad acquired an aggregate of 387,500,000 (post 2 for 1 forward split) shares of the registrant for $273,414 from Robert Kepe, a former director and officer of the registrant.  Mr. Ahmad now beneficially owns 91.07% of all outstanding shares of the registrant. Mr. Ahmad paid for these shares from personal funds.

As part of the purchase, Robert Kepe, a former officer and director, resigned on April 5, 2013.  Mr. Ahmad is now the chief executive officer, chief financial officer, and director of the registrant.

There are no arrangements known to the registrant that may, at a subsequent date, result in a change in control of the registrant.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(c) On April 5, 2013, the registrant appointed Mr. Ahmad as chief executive officer and as chief financial officer, and he has been acting as such since his appointment.

Mr. Ahmad was appointed as chief executive officer and chief financial officer following his purchase of the company from Robert Kepe, the former principal shareholder, chief executive officer, and chief financial officer.

Mr. Ahmad, age 42, has worked in the fields of personnel management, real estate sales, and small business management for the past 10 years.  From 2002 through 2010, he worked as a certified field trainer for Orkin, an extermination company.  Since 2010, he has worked as a Sales Representative with Remax Performance Realty Inc., a real estate brokerage.

Mr. Ahmad attended Garden College in Lahore Pakistan from 1986 through 1988.  He received a M.Sc. in Plant Pathology in 1993.

Mr. Ahmad does not have any family relationships with anyone within the registrant, nor any transactions with related persons.

There are no material plans, contracts, or arrangements to which Mr. Ahmad is a party or in which he participates that is entered into or material amendment in connection with the triggering event or any grant or award to him under any such plan, contract, or arrangement in connection with any such event.

(d) On April 5, 2013, the registrant appointed Mr. Ahmad to its board of directors.

There is no arrangement between Mr. Ahmad and any other persons pursuant to which he was selected as a director.

Mr. Ahmad is the sole director and as such there are no separate committees.

Mr. Ahmad has not had any transactions with related persons.

There are no material plans, contracts, or arrangements to which Mr. Ahmad is a party or in which he participates that is entered into or material amendment in connection with the triggering event or any grant or award to him under any such plan, contract, or arrangement in connection with any such event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

RJD Green, Inc.

April 12, 2013

By:      /s/ Zahoor Ahmad

Zahoor Ahmad

Chief Executive Officer